UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-A

FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
PURSUANT TO SECTION 12(b) OR 12(g) OF THE
SECURITIES EXCHANGE ACT OF 1934

Nanovation Microtech, Inc.
(Exact name of registrant as specified in its charter)

Nevada	37-1832675
(State of incorporation or organization)	(I.R.S. Employer Identification No.)

Osterbrogade 226 st. tv, Copenhagen, Denmark	2100
(Address of principal executive offices)	(Zip Code)

Securities to be registered pursuant to Section 12(g) of the Act:

Common

Name of each exchange on which each class is to be registered:

N/A

If this form relates to the registration of a class of securities pursuant to Section 12(b) of the Exchange Act and is effective pursuant to General Instruction A.(c), check the following box. ☐

If this form relates to the registration of a class of securities pursuant to Section 12(g) of the Exchange Act and is effective pursuant to General Instruction A.(d), check the following box. ☒

Securities Act registration statement file numbers to which this form relates: File No. 333-214638

Securities to be registered pursuant to Section 12(g) of the Act:

Common shares

Title of class

Item 1. Description of Registrant’s Securities to be Registered.

Incorporation by reference to Registration Statement on Form S-1 filed with the Securities and Exchange Commission on December 21, 2016.

Item 2. Exhibits.

None

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SIGNATURE

Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized.

Nanovation Microtech, Inc.

Date: July 27, 2020	By:	/s/ Xie Qi Kang
Name: Xie Qi Kang
Title: CEO, Secretary and Director

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